Exhibit 99.2

The Carphone Warehouse Group PLC Interim Results 2008 18 November 2008

Agenda • Introduction, structural review and outlook • Financials

Introduction, structural review and outlook

H1 highlights • Transaction with Best Buy to create Best Buy Europe • Best Buy Europe revenues up 12% to £1.6bn • Subscriptions connections up 15% to 2.3m • 82,000 broadband net adds in a slowing market • Interim dividend up 8% to 1.35p • Strong balance sheet

Chapter 2 of the company’s history • 2,400 stores, 9 European markets • £3bn+ revenue • Significant and growing share • Evolution of CPW/TPH format • Introduction of Best Buy format • Investment phase • 2.7m broadband customers • 2m customers on-net • £1.4bn revenue • Clear value proposition • Cash generative phase

Opportunity to build businesses that look like this: • Non-commissioned salesforce • Advice and service based • Leading market share in all wireless and data products • Investment in interactivity • Underpinned by Geek Squad • On-shore call centres • Pull, not push, marketing • Industry-leading churn • One brand • Product and service innovation leadership

TalkTalk Group outlook • Market growth slowing • TalkTalk churn low and falling • AOL migration complete • Base review resulting in 93,000 inactive customers now excluded • New propositions launched today • Focus on simplicity, value and choice

AOL Broadband base reconciliation • 45,000 of remaining 50,000 network migration customers now excluded • 48,000 customers now excluded after billing migration • 28,000 customers who we are providing service to but not billing – not included in customer numbers • Profit impact provided for 48000 28000 45000 0 10000 20000 30000 40000 50000 60000 70000 80000 90000 100000 Excluded Not included Customers Billing migration Network migration

UK Broadband market • Market growth slowing • Customer lifetime values increasing 0 200 400 600 800 1000 1200 Jun-05 Sep-05 Dec-05 Mar-06 Jun-06 Sep-06 Dec-06 Mar-07 Jun-07 Sep-07 Dec-07 Mar-08 Jun-08 (000s) 0 2 4 6 8 10 12 14 16 18 (million) Net additions broadband market Source: Enders Analysis

Broadband pricing trends 0 5 10 15 20 25 30 35 40 45 Sep-07 Nov-07 Jan-08 Mar-08 May-08 Jul-08 Sep-08 (£) TalkTalk 8Mbps Broadband, line and calls BT 8Mbps Broadband, line and calls Sky 2Mbps Broadband, line and calls, TV Virgin Media 2Mbps Broadband, line and calls, TV Orange 8Mbps Broadband, line and calls Tiscali 8Mbps Broadband, line and calls

myTalkTalk - Boosters

Booster Prices - £4per month
(no contract)

½ Price UK Mobile Calls

Anytime Calls

Download Plus

The Base Package:
£6.49 per month
Broadband:
- Up to 8 Mbps Broadband
- 40 GB monthly usage limit

and

Inclusive calls to:
- UK landlines in the evening and weekends
- 36 international destinations anytime
- other Talk Talk customers, whenever you like

£16.99 per month
(including line rental)

Speed

Calling Features

Internet Security

"Pay for what you want, not what you don't want"

Best Buy Europe | Geek Squad | TalkTalk Group | The Carphone Warehouse

myTalkTalk

"Pay for what you want, not what you don't want"

½ Price UK Mobile Calls	85% if Brits told us that they felt calls to mobiles are expensive.
Speed	73% of Brits stated that they would like to have a faster broadband connection.
Anytime Calls	82% of Britons told us it would be great not to have to worry about the time of day when they use their home phone.
Calling Features	94% of Brits told us that they don't want to pay for elements of their broadband & calls package they simply don't use.
Download Plus	55% of Brits told us it would be great not to have to worry about going over their monthly download limit.
Internet Security	92% of Brits told us that it is important that children are safe when they are online.

Source: Ipros MORI, Nov08

Best Buy Europe · Geek Squad · TalkTalk Group · The Carphone Warehouse

Best Buy Europe outlook • Exclusives and “recession-busters” for Christmas...

Pre-pay sales trends • ...but consumer environment very uncertain -20% -10% 0% 10% 20% 30% 40% 50% W1 W3 W5 W7 W9 W11 W13 W15 W17 W19 W21 W23 W25 W27 W29 W31 YoY prepay growth

Summary outlook • Met targets for H1, poor cash performance • Main focus for H2 is cash • Significant short term challenges • Building for better times

Financial review

Summary headline income statement Group (20) (19) Interest and tax 39 3 10 (67) 112 697 H1 08/09 Wholly-owned Distribution operations, net of tax 39 Discontinued operations Q2 share of Best Buy Europe, less Virgin Mobile (4) Share of associates 44 PAT TalkTalk Group TalkTalk Group/PLC TalkTalk Group Represents (45) D&A 74 EBITDA 711 Revenue H1 07/08 £m

Best Buy Europe quarterly split Share of associates (50%) 26 888 Q2 08/09 29 3 Net income Discontinued operations 729 Q1 08/09 Disclosed in 1,617 Revenue H1 08/09 £m • H1 EBIT down from £46m to £37m year-on-year – impacted by MVNO, Geek Squad, big box and Best Buy Mobile

Subscription connections growth • Growth driven by smartphones and mobile broadband 5% 15% 0% 2% 4% 6% 8% 10% 12% 14% 16% ex-mobile broadband total YoY subscription growth %

Geographical analysis 1617 251 193 285 109 779 H1 08/09 19% 210 Other 16% 167 Spain 12% 1443 Total 20% 5% 8% YoY% 238 Germany 103 France 725 UK H1 07/08 £m • LFL revenue growth 5.1%

White City store

Now also open in Portsmouth and Romford

51% 54% 30.0% 40.0% 50.0% 60.0% Oct FY08 Nov FY08 Dec FY08 Jan FY08 Feb FY08 Mar FY09 Apr FY09 May FY09 Jun FY09 Jul FY09 Source: company internal data Best Buy Mobile is a big hit with customers • Market share doubled in last 12 months • Contribution of £5m to Best Buy Europe results Net Promoter Score is the percentage of customers who rated our service 8 to 10 on a 10-point scale, minus the percentage of customers who rated our service 1 to 3 on the same scale Net promoter score

Best Buy Mobile: SAS 2.0

Walk Out Working

TalkTalk Group income statement 85 47% 37 53 EBIT (55) 49% (45) (67) Depreciation & Amortisation 119 56% 64 100 Residential 21 8% 18 20 B2B 140 48% 82 120 EBITDA 556 (1%) 556 549 Residential 157 (5%) 155 148 B2B 713 (2%) 711 697 Revenue H2 07/08 YoY % H1 07/08 H1 08/09 (£m) • Still expecting EBITDA margin >20% for full year • Margin decline from H2 reflects marketing phasing and annual income items in H2

Monthly ARPU 15.00 17.00 19.00 21.00 23.00 25.00 27.00 29.00 31.00 Apr-08 May-08 Jun-08 Jul-08 Aug-08 Sep-08 Blended ARPU (£) Talk Talk AOL Blended • ARPU gradually rising, now over £23 • Non-broadband ARPU now over £19, slightly ahead of plan

Monthly churn TalkTalk churn 0.0% 1.0% 2.0% 3.0% Apr-08 May-08 Jun-08 Jul-08 Aug-08 Sep-08 Monthly churn (%) • Churn continues to fall, driven by improving service, value and retention activity

Customer migration • Over 70% of our broadband customer on our own network 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Sep-06 Dec-06 Mar-07 Jun-07 Sep-07 Dec-07 Mar-08 Jun-08 Sep-08 % customers unbundled On CPW networks Off CPW networks

Best Buy Europe cash flow (96) (217) Working capital/provisions (210) (4) (25) (50) (131) (13) 99 H1 08/09 (1) Other operating items 96 EBITDA (57) Capex 9 Other net investment (65) Divisional cash flow (1) Operating cash flow (16) SAC H1 07/08 £m

TalkTalk Group cash flow 35 (35) Working capital/provisions (99) (72) (47) (52) 72 (13) 120 H1 08/09 (7) Other operating items 82 EBITDA (79) Capex (32) Final payment for AOL Broadband (41) Divisional cash flow 110 Operating cash flow (40) SAC H1 07/08 £m

Working capital • Working capital outflow across Best Buy Europe and TalkTalk Group affected by: • timing of payment runs • Further early settlement discounts taken from handset vendors • Continuing to evolve terms of trade with operators • Increasingly based on contract line rental share • Impacts on cash flow but not revenue recognition • Normal inventory build-up

TalkTalk Group capex analysis 79 18 61 H1 07/08 (39%) 37 Network 52 15 H1 08/09 (17%) IT and other (34%) Total YoY% £m • AOL migration and exchange build-out now substantially complete

Effective investment in retention 108 40 0 20 40 60 80 100 120 SAC SRC Cost per customer (£)

Net debt and targets Best Buy Europe: 51 102 (104) 206* 80* September 2008 Gross debt (drawn on CPW Group PLC facilities**) 50-100 Underlying Group net debt 0-50 cash Cash equivalents CPW share 50% March 2009 target £m *Gross position on Group balance sheet at September 2008 **50% Guaranteed by Best Buy Co., Inc • £925m of facilities to 2012 • £800m+ of foreign currency assets and hedging in place

Exceptional items (6) (10) (19) 613 100% Gain on sale of 50% of Distribution business 613 Profit on disposal Store closures and disposals; deranging of handsets (10) Other costs arising from the transaction (6) (10) Group share Final costs relating to migration of AOL customers AOL integration Costs incurred in divisional reorganisation ahead of Best Buy transaction, yielding £7m annualised savings Divisionalisation Commentary £m

Financial summary • Strong balance sheet after Best Buy deal • >£900m of facilities in place • Working capital recovery in H2 with clear year end targets • TalkTalk Group cash generative going forward • Long term growth opportunities for Best Buy Europe

Appendix

Group cash flow (£m) (9) - F/X/ and non-cash (3) (4) PLC operating cash flow (286) (843) 557 938 (79) (8) (294) (290) H1 08/09 (109) (106) Divisional cash flow (763) Closing net debt (8) Dividends and shares (617) Opening net debt (137) Net cash flow (17) Tax and interest (3) Acquisitions and disposals H1 07/08 £m